UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2020

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 8.01.	Other Events.

On April 10, 2020, The Brink’s Company (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s completion on April 6, 2020, of a portion of its previously announced acquisition (the “Acquisition”) of the majority of the cash operations of U.K.-based G4S plc (“G4S”). The Form 8-K indicated that the historical financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K (the “Required Financial Information”) would be filed by amendment to the Form 8-K (the “Amended Form 8-K”) no later than 71 calendar days after the Form 8-K was required to be filed. Therefore, the Amendment Form 8-K for the Required Financial Information is required to be filed with the SEC no later than June 22, 2020. Subsequent to the Form 8-K, the Company filed additional Current Reports on Form 8-K on April 24, 2020, April 30, 2020 and June 10, 2020, to disclose the completion of further portions of the Acquisition.

The Company has determined that, due to the delays experienced to date and continued uncertainty related to the ongoing COVID-19 pandemic, it is not possible to file the Amended Form 8-K containing the Required Financial Information by June 22, 2020. Therefore, due to the ongoing COVID-19 pandemic, the Company will be relying on the SEC’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay filing the Amended Form 8-K. The Company expects to file the Amended Form 8-K by August 4, 2020, which is no later than 45 days after the original required due date for the Amended Form 8-K.
As a result of the ongoing COVID-19 pandemic, G4S availed itself of the United Kingdom Financial Conduct Authority Statement of Policy regarding delaying annual company accounts and delayed the publication of its Integrated Report and Accounts 2019 to April 29, 2020. As a result of the delay in G4S’ publication of its financial statements, there has been a corresponding delay in G4S’ability to begin preparing the applicable carve-out financial statements that are needed to comply with Rule 3-05 of Regulation S-X and Form 8-K as a result of the Acquisition. This delay is due, in part, to stay at home orders in many of the countries where operations are being acquired in the Acquisition and have limited the ability of G4S and the Company to prepare the Required Financial Information required to be included in the Amended Form 8-K.
The historical financial statements will be prepared using International Financial Reporting Standards as issued by the International Accounting Standards Board. In addition to the delay in the preparation of the historical financial statements, the Company has had difficulty for the same reasons in obtaining the necessary data to determine the proper adjustments needed to present the pro-forma financial information on a U.S. GAAP basis and to segregate the pro forma financial information relating to businesses that will be acquired but have not closed at the timing of filing the amended Form 8-K. Once the historical financial statements are obtained, the Company will need additional time to prepare the pro forma information.
The preparation of the pro forma information has also been delayed by the various measures that United States federal, state, and local jurisdictions have taken in response to the ongoing COVID-19 pandemic. In response to these measures, the Company has implemented widespread work-from-home arrangements for the Company’s headquarters. In connection with the preparation of the pro forma information the Company currently is experiencing disruptions in its normal processes and interactions with its accounting personnel, legal advisors and others responsible for preparation of the pro forma information.

The Company included risk factors under Part II, Item 1A of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, regarding risks presented by the ongoing COVID-19 pandemic, on page 55 of that Quarterly Report under “Risks Related to Coronavirus Disease 2019 (“COVID-19”)”, which risk factors are incorporated herein by reference.
Forward-looking information
This Current Report on Form 8-K contains both historical and forward-looking information. Words such as “anticipates,” “assumes,” “estimates,” “expects,” “projects,” “predicts,” “intends,” “plans,” “potential,” “believes,” “could,” “may,” “should” and similar expressions may identify forward-looking information. Forward-looking information in this document includes, but is not limited to, statements concerning: the impact of the ongoing COVID-19 pandemic on the Company. Forward-looking information in this Current Report on Form 8-K is subject to known and unknown risks, uncertainties, and contingencies, which are difficult to quantify and which could cause actual results, performance or achievements to differ materially from those that are anticipated.
These risks, uncertainties and contingencies, many of which are beyond the Company’s control, include, but are not limited to:

•	the Company’s ability to improve profitability and execute further cost and operational improvements and efficiencies in the Company’s core businesses;

•	the Company’s ability to improve service levels and quality in the Company’s core businesses;

•	market volatility and commodity price fluctuations;

•	seasonality, pricing and other competitive industry factors;

•	investment in information technology and its impact on revenue and profit growth;

•	the Company’s ability to maintain an effective IT infrastructure and safeguard confidential information;

•	the Company’s ability to effectively develop and implement solutions for the Company’s customers;

•
risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company's financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization;

•	labor issues, including negotiations with organized labor and work stoppages;

•
pandemics (including the ongoing COVID-19 pandemic and related impacts and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce;

•	anticipated cash needs in light of the Company’s current liquidity position and the impact of COVID-19 on the Company’s liquidity;

•	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates;

•	the Company’s ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies;

•	costs related to dispositions and product or market exits;

•	the Company’s ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers;

•	safety and security performance and loss experience;

•	employee, environmental and other liabilities in connection with former coal operations, including black lung claims;

•	the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations;

•	funding requirements, accounting treatment, and investment performance of the Company’s pension plans, the VEBA and other employee benefits;

•	changes to estimated liabilities and assets in actuarial assumptions;

•	the nature of hedging relationships and counterparty risk;

•	access to the capital and credit markets;

•	the Company’s ability to realize deferred tax assets;

•	the outcome of pending and future claims, litigation, and administrative proceedings;

•	public perception of the Company’s business, reputation and brand;

•	changes in estimates and assumptions underlying the Company’s critical accounting policies; and

•	the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations.

This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part 1, Item 1A of the Company’s Annual Report on Form 10-K for the period ended December 31, 2019, Part II, Item 1A. of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and in the Company’s other public filings with the Securities and Exchange Commission. The forward looking information included in this Current Report on Form 8-K is representative only as of the date of this document, and the Company undertakes no obligation to update any information contained in this document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: June 16, 2020	By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer